UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07497

Salomon Brothers Institutional Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  February 29
Date of reporting period: February 29, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

February 29, 2004

ANNUAL
REPORT

Salomon Brothers Asset Management

Salomon Brothers Institutional Series Funds Inc

     o    High Yield Bond Fund

     o    Emerging Markets Debt Fund

--------
SALOMON
--------
BROTHERS
--------                 -------------------------------------------------------
Asset Management         NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
                         -------------------------------------------------------

Table of Contents

Letter from the Chairman ..................................................    1

Salomon Brothers Institutional Series Funds Inc

   High Yield Bond Fund

      Manager Overview ....................................................    2

      Fund Performance ....................................................    4

   Emerging Markets Debt Fund

      Manager Overview ....................................................    5

      Fund Performance ....................................................    7

Schedules of Investments ..................................................    8

Statements of Assets and Liabilities ......................................   20

Statements of Operations ..................................................   21

Statements of Changes in Net Assets .......................................   22

Notes to Financial Statements .............................................   24

Financial Highlights ......................................................   31

Report of Independent Auditors ............................................   33

Tax Information ...........................................................   33

Additional Information ....................................................   34

Letter from the Chairman

[PHOTO]

R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The high-yield bond market rallied over the 12 months ending February 29, 2004, spurred by an improving economy, which benefited from a mid-year cut in interest rates. Although the high-yield market stumbled in July due to a sell-off in the U.S. Treasury bond market amid interest rate concerns, the high-yield rally resumed later in the summer as prices of U.S. Treasury bonds stabilized.

The emerging markets continued to rally during this time period. Following an impressive run last spring, the emerging markets debt rally came to a temporary halt during the summer after U.S. Treasury bonds sold off. However, the rally resumed through the remainder of the period - albeit at a less torrid pace than in the first half of 2003 - as the U.S. Treasury bond market stabilized. The positive macro environment over the past 12 months has been supportive of improving credit quality across emerging markets. This positive environment combined with continued progress on political and economic reforms in many Latin American countries encouraged broader investor participation in emerging markets bond investments. In addition, significant strength in commodity markets, including metals, agriculture and oil, provided positive support for many emerging market countries, as commodities exports are an important source of earnings for emerging economies.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 17, 2004

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
High Yield Bond Fund

PERFORMANCE REVIEW

For the 12 months ended February 29, 2004, the Salomon Brothers Institutional Series Funds Inc - High Yield Bond Fund returned 23.37%, modestly underperforming the fund's unmanaged benchmark, the Citigroup High Yield Market Index,(i) which returned 25.72%. However, the fund outperformed its Lipper high current yield funds category average, which returned 21.90% for the same period.(1)

FACTORS DRIVING THE HIGH-YIELD MARKET RALLY

Earlier in the year, the high-yield market(ii) benefited from strong investor demand, as evidenced by large inflows of capital into high-yield mutual funds. Declining default rates and relatively favorable yields available through high-yield bonds in the low interest rate environment contributed to this demand.

The end of major hostilities in Iraq, reports that many companies had generated first-quarter earnings in line with estimates, and expectations in May that the Fed would likely cut its short-term interest rate targets all helped buoy high-yield securities during the spring through mid-June. In order to help stimulate the U.S. economy, the Fed cut its short-term interest rate targets in June to their lowest levels since the Eisenhower Administration. The high-yield market declined during the early summer due considerably to the sharp sell-off in U.S. Treasury bonds,(iii) as stronger-than-expected second-quarter economic data exacerbated concerns among bond investors that inflation and interest rates might rise sooner than previously anticipated. The Treasury bond sell-off resulted in the high-yield market's first monthly decline in eight consecutive months.

HIGH-YIELD RALLY RESUMES

The high-yield market regained momentum in the autumn amid record inflows into high-yield funds as the U.S. Treasury bond market stabilized. The fact that quarterly earnings exceeded expectations, the economy showed signs of improvement, and default rates remained low also contributed to the strong demand. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the improved economic environment. The U.S. economy grew at a more robust pace during the second half of 2003.(iv)

--------------------------------------------------------------------------------

PERFORMANCE SNAPSHOT
AS OF FEBRUARY 29, 2004 (unaudited)

                                                            6 Months   12 Months
                                                            --------   ---------
High Yield Bond Fund                                         10.07%      23.37%
Citigroup High Yield Market Index                            10.85%      25.72%
Lipper High Current Yield Funds
   Category Average                                           9.59%      21.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com/html/shared/fixed.html.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns shown reflect certain voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time. Without these fee waivers and/or reimbursements, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29, 2004, calculated among the 421 funds for the six-month period and among the 411 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

--------------------------------------------------------------------------------

HOW CREDIT CATEGORIES STACKED UP

Over the fiscal year, "CCC" rated issues significantly outperformed "B" rated issues, which in turn outperformed "BB" rated issues as investors sought higher-yielding securities.(v) "CCC" rated bonds gave

1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 29, 2004, calculated among the 411 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

up some of their gains in February due, in part, to profit-taking as reflected in a short-lived outflow of capital from the high-yield market as investors focused more on fundamentals. However, capital inflows into the broader high-yield market resumed in March (after the end of the reporting period).

The airlines, cable, utilities, towers and telecommunications sectors were among the better performers over the fiscal year. The textiles sector was the only sector to decline during the period. The healthcare sector significantly underperformed as well but finished in slightly positive territory on a total return basis.(vi) The fund benefited over the period from its overweighting in "CCC" rated bonds and the towers and cable sectors. However, its underweighting in the utilities sector negatively affected fund performance.

COMPETITIVE RELATIVE YIELDS

Following a strong run over the past year, the high-yield bond market has not rallied as significantly this year as it had in 2002 due to recent valuations. However, recent data suggest the U.S. economy is in a recovery mode, which has proved favorable for the corporate earnings and credit environment and contributed to the high-yield market's performance. Additionally, the market has remained healthy from a fundamental perspective. In comparison to higher-rated bonds, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality. Yields and prices will fluctuate. However, based on the 7.73% yield of the High Yield Index as of February 29, 2004, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.

Thank you for your investment in the Salomon Brothers Institutional Series Fund Inc - High Yield Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Beth A. Semmel                        /s/ Peter J. Wilby
Beth A. Semmel, CFA                       Peter J. Wilby, CFA
Executive Vice President                  Executive Vice President

March 17, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 8 through 16 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as of February 29, 2004 were: consumer non-cyclicals (17.31%); basic industries (16.29%); telecommunications (10.33%); consumer cyclicals (9.91%) and energy (9.55%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

i The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii   As measured by the performance of the High Yield Index.

iii Source: Based upon gross domestic product data from the Bureau of Economic Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv Source: Based upon GDP data from the U.S. Department of Commerce Bureau of Economic Analysis.

v    Source: Citigroup Global Markets index data.

vi   Source: Citigroup Global Markets index data.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
High Yield Bond Fund

Historical Performance (unaudited)
Comparison of a $10,000 Investment in the Salomon Brothers Institutional High Yield Bond Fund to the Citigroup High Yield Market Index

                            [PERFORMANCE GRAPH]

                            SB Institutional             Citigroup
                               High Yield                High Yield
                                Bond Fund               Market Index
                            ----------------         -----------------
May 15, 1996                    $10,000                   $10,000
Feb. 1997                        11,511                    11,081
Feb. 1998                        12,791                    12,602
Feb. 1999                        12,798                    12,764
Feb. 2000                        12,321                    12,827
Feb. 2001                        12,170                    13,147
Feb. 2002                        12,431                    12,749
Feb. 2003                        13,738                    13,285
Feb. 29, 2004                    16,949                    16,702

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or reimbursements, the total return would be reduced.

The graph above depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ("Fund") versus the Citigroup High Yield Market Index ("Index").* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Total Returns for the Period Ended February 29, 2004+

                                                                                 Since
                                      Twelve Months   Three Year   Five Year   5/15/96++
                                      -------------   ----------   ---------   ---------
Average Annual                            23.37%        11.67%       5.78%        7.01%
Cumulative 5/15/96++ through 2/29/04                                             69.49%

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

* The Citigroup High Yield Market Index, is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 29, 2004, the Index returns are for the period June 1, 1996 through February 29, 2004.

+ All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total would be reduced.

++   Commencement of operations.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

Emerging Markets Debt Fund

PERFORMANCE REVIEW

For the 12 months ended February 29, 2004, the Salomon Brothers Institutional Series Funds Inc - Emerging Markets Debt Fund returned 24.92%, outperforming the fund's unmanaged benchmark, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"), (i) which returned 23.02%. In addition, the fund outperformed its Lipper emerging market debt funds category average, which returned 24.29% for the same period.(1)

MARKET OVERVIEW

Emerging markets debt returned a strong 23.02% in the 12-month period as represented by the EMBI+, continuing a rally extending back into the fourth quarter of 2002. However, as opposed to the rally in the final quarter of 2002, which was primarily a rebound from an over-sold market position, performance over the fiscal year increasingly focused on improving country fundamentals. The positive macro environment over the period has been supportive of improving credit quality across the emerging markets, which when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt. In addition, the improving credit quality of the market may have caused some investors to change their allocation to emerging markets from tactical to strategic, further strengthening technical support for the market.

An increasingly stable U.S. economy also contributed to the emerging market rally. Concerns about the economic impact of the war in Iraq did not prove as extended as first expected. The quicker-than-anticipated resolution to these concerns, combined with higher industrial productivity and stabilization in the unemployment rate, boosted equity returns in the U.S., further contributing to a positive investment environment in emerging markets.

--------------------------------------------------------------------------------

PERFORMANCE SNAPSHOT
AS OF FEBRUARY 29, 2004 (unaudited)

                                                       6 Months   12 Months
                                                       --------   ---------
Emerging Markets Debt Fund                               10.11%     24.92%

J.P. Morgan Emerging Markets Bond Index Plus              9.80%     23.02%

Lipper Emerging Market Debt Funds Category Average        9.91%     24.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com/html/shared/fixed.html.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns shown reflect certain voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time. Without these fee waivers and/or reimbursements, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29,2004,calculated among the 50 funds for the six-month period and among the 50 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

--------------------------------------------------------------------------------

The rally in emerging markets was generally supported by positive returns in the U.S. Treasury bond market in 2003. In July, U.S. Treasury bond prices dropped following a report stating that economic growth sharply accelerated, which prompted investors to question if the Fed's rate-cutting cycle had run its course. Accordingly, the rally in emerging markets was temporarily halted in July and resumed at a less torrid pace during the rest of the year. Investors were encouraged by the relative stability of emerging market spreads(ii) during this volatile Treasury market. During the month of July,

1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 29, 2004, calculated among the 50 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

when the U.S. Treasury 10 year declined 7.17%, spreads on the EMBI+ actually tightened by 15 basis points. In other periods of comparable Treasury volatility, emerging markets have experienced dramatic spread widening.

Low interest rates created a favorable environment for all emerging economies and have been key to the technical strength in the market, encouraging investors to assume credit risk by focusing on higher-yielding securities. Those with economic policies perceived by investors as strong (such as Brazil) experienced real improvement in credit quality, while those with sub-optimal policies (such as Ecuador) gained a reprieve. Ecuador and Brazil were the best performers in the Index over the fiscal year.

Significant strength in commodity markets, including metals, agriculture and oil, provided positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Oil prices remained high during the past 12 months and rose from $30 to over $36 per barrel over the three months ending in February 2004. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela.

Spreads tightened during the 12-month period ending February 29,2004,closing at 449 basis points over U.S. Treasuries. Over the same period,12-month return volatility stood at 7.47%(iii), substantially below long-term historical levels of 16%.

FACTORS IMPACTING FUND PERFORMANCE

The fund's overweight positions in Ecuador and Brazil were the primary contributors to the fund's outperformance during its fiscal year. The fund's underweight position in Venezuela during the early part of the fiscal year detracted from its relative fund performance; however, the fund increased its position in Venezuela to market weight in the latter part of the period. While we maintained our positive outlook on emerging markets debt throughout the past 12 months, the fund reduced the extent of its overweight to the market as spreads tightened over the period. Specifically, the fund reduced the magnitude of its overweight in Ecuador and Brazil in December, primarily through security selection in the two countries. As of the period's close, the yields on emerging markets debt securities remained competitive to those on many other classes of fixed-income securities.

Thank you for your investment in the Salomon Brothers Institutional Series Fund Inc - Emerging Markets Debt Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ James E. Craige                       /s/ Peter J. Wilby
James E. Craige, CFA                      Peter J. Wilby, CFA
Executive Vice President                  Executive Vice President

March 17, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 17 through 19 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

i The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for the U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

ii Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.

iii  Source: J.P. Morgan.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

Emerging Markets Debt Fund

Historical Performance (unaudited)
Comparison of a $10,000 Investment in the Salomon Brothers Institutional Emerging Markets Debt Fund to the J.P. Morgan Emerging Markets Bond Index Plus

                            [PERFORMANCE GRAPH]

                            SB Institutional           J.P. Morgan
                            Emerging Markets         Emerging Markets
                               Debt Fund              Bond Index Plus
                            ----------------         -----------------
Oct. 17, 1996                   $10,000                   $10,000
Feb. 1997                        11,139                    11,055
Feb. 1998                        12,766                    12,267
Feb. 1999                         9,808                     9,998
Feb. 2000                        13,767                    13,454
Feb. 2001                        15,610                    15,430
Feb. 2002                        17,873                    15,753
Feb. 2003                        20,035                    17,829
Feb. 29, 2004                    25,028                    21,934


Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

The graph above depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ("Fund") versus the J.P. Morgan Emerging Markets Bond Index Plus ("Index").* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Total Returns for the Period Ended February 29,2004+

                                                                    Since
                        Twelve Months   Three Year   Five Year   10/17/96++
                        -------------   ----------   ---------   ----------
Average Annual              24.92%         17.04%      20.61%       13.26%
Cumulative 10/17/96++
   through 2/29/04                                                 150.28%

     The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar restructured bonds traded in emerging markets.

+ All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

++   Commencement of operations.

Schedules of Investments
February 29, 2004

Salomon Brothers Institutional High Yield Bond Fund

-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                            Security                                                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 87.7%
Basic Industries -- 15.3%
$  800,000   Acetex Corp., Sr. Notes, 10.875% due 8/1/09 ................................................   $   886,000
             Airgas, Inc.:
   500,000      Medium-Term Notes, 7.750% due 9/15/06 ...................................................       533,750
   400,000      Sr. Sub. Notes, 9.125% due 10/1/11 ......................................................       456,000
   750,000   AK Steel Corp., 7.875% due 2/15/09 .........................................................       667,500
   575,000   Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13 .......................       669,875
   575,000   Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 ..............       491,625
   400,000   Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12 ..................................       466,000
   400,000   Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due 9/15/08 ..............................       406,000
   300,000   Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due 8/15/11 ..........................       340,500
   325,000   Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11 .....................................       354,250
   650,000   Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 .............................       666,250
   625,000   IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10 (a) ...........................       656,250
   500,000   ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11 ..............................       567,500
 1,075,000   Koppers Inc., Sr. Secured Notes, 9.875% due 10/15/13 (a) ...................................     1,198,625
             Lyondell Chemical Co., Sr. Secured Notes:
   300,000      11.125% due 7/15/12 .....................................................................       328,500
    50,000   Series B, 9.875% due 5/1/07 ................................................................        52,125
   400,000   Methanex Corp., Sr. Notes, 8.750% due 8/15/12 ..............................................       456,000
             Millennium America, Inc., Sr. Notes:
   250,000      9.250% due 6/15/08 (a) ..................................................................       272,500
   925,000      9.250% due 6/15/08 ......................................................................     1,008,250
   200,000   Motors & Gears Inc., Sr. Notes, Series D, 10.750% due 11/15/06 .............................       175,000
   650,000   Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (a) .........................................       685,750
   375,000   Noveon, Inc., Sr. Sub. Debentures, Series B, 11.000% due 2/28/11 ...........................       431,250
   875,000   Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11 ....................................       975,625
   225,000   Pliant Corp., Sr. Secured, 2nd Priority Lien Notes, 11.125% due 9/1/09 .....................       235,688
   650,000   Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 (a) ...........................       672,750
    50,000   Portola Packaging, Inc., Sr. Notes, 8.250% due 2/1/12 (a) ..................................        51,750
   525,000   Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10 .......................................       477,750
   500,000   Republic Technologies International, LLC, Sr. Secured Sub. Notes, 13.750% due 7/15/09 (b)...         7,500
   775,000   Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10 ..................       631,625
             Rhodia SA:
   300,000      Sr. Notes, 7.625% due 6/1/10 (a).........................................................       285,000
   425,000      Sr. Sub. Notes, 8.875% due 6/1/11 (a)....................................................       382,500
   400,000   Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25 ...............................       408,000
   350,000   Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12 ...............................       381,500
   125,000   Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 ........................................       136,406
   650,000   Tekni-Plex, Inc., Sr. Secured Notes, 8.750% due 11/15/13 (a) ...............................       680,875
             Tembec Industries, Inc.:
 1,350,000      Sr. Notes, 8.625% due 6/30/09 ...........................................................     1,336,500
   125,000      Sr. Sub. Debentures, 8.500% due 2/1/11 ..................................................       123,125
   275,000   Thomas & Betts Corp., Sr. Notes, 7.250% due 6/1/13 .........................................       292,875
   225,000   WestLake Chemical Corp., Sr. Notes, 8.750% due 7/15/11 .....................................       246,375
   325,000   Wolverine Tube, Inc., Sr. Notes, 10.500% due 4/1/09 ........................................       346,125
                                                                                                            -----------
                                                                                                             19,441,469
                                                                                                            -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                            Security                                                   Value
-----------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 9.3%
$  550,000   Boyd Gaming Corp., Sr. Sub. Notes, 8.750% due 4/15/12 ......................................   $   610,500
   500,000   Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10 .........................................       542,500
   125,000   Cole National Group, Inc., Sr. Sub. Notes, 8.875% due 5/15/12 ..............................       145,625
   675,000   CSK Auto Inc., Sr. Sub. Notes, 7.000% due 1/15/14 (a) ......................................       678,375
   350,000   Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08 .......................       351,750
             FelCor Lodging LP., Sr. Notes:
   475,000      10.000% due 9/15/08 .....................................................................       505,875
   150,000      8.500% due 6/1/11 .......................................................................       159,000
   900,000   Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 ....................................       931,500
   370,000   Flooring America Inc., Sr. Notes, Series B, 9.250% due 10/15/07 (b) ........................            37
    25,000   The Gap, Inc., Notes, 6.900% due 9/15/07 ...................................................        27,750
   325,000   General Nutrition Center, Sr. Sub. Notes, 8.500% due 12/1/10 (a) ...........................       340,031
   250,000   HMH Properties, Inc., Sr. Notes, Series A, 7.875% due 8/1/08 ...............................       260,000
             Host Marriott L.P.:
 1,000,000      Sr. Notes, 7.125% due 11/1/13 ...........................................................     1,037,500
    50,000      Sr. Sub. Notes, Series E, 8.375% due 2/15/06 ............................................        53,500
             Interface, Inc., Sr. Sub. Notes:
   675,000      9.500% due 2/1/14 (a) ...................................................................       671,625
   400,000      Series B, 9.500% due 11/15/05 ...........................................................       402,000
   700,000   Jo-Ann Stores, Inc., Sr. Sub. Notes, 7.500% due 3/1/12 (a) .................................       707,875
   500,000   John Q. Hammons Hotels L.P., 1st Mortgage Sr. Notes, Series B, 8.875% due 5/15/12 ..........       548,750
   200,000   Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13 (a) ................       219,500
   500,000   Leslie's Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08 ................................       498,125
             Levi Strauss & Co.:
   250,000      Notes, 7.000% due 11/1/06 ...............................................................       173,750
   475,000      Sr. Notes, 11.625% due 1/15/08 ..........................................................       330,125
             MeriStar Hospitality Corp., Sr. Notes:
   350,000      9.000% due 1/15/08 ......................................................................       363,125
   325,000      9.125% due 1/15/11 ......................................................................       338,000
   300,000   Norcraft Cos. L.P., 9.000% due 11/1/11 (a) .................................................       318,000
   275,000   PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11 ...........................       323,125
   425,000   Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12 .......................       444,125
    25,000   Saks Inc., Sr. Notes, 7.500% due 12/1/10 ...................................................        27,437
   450,000   Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09 ...............................................       373,500
   400,000   Sun International Hotels, Sr. Sub. Notes, 8.875% due 8/15/11 ...............................       444,000
                                                                                                            -----------
                                                                                                             11,827,005
                                                                                                            -----------

Consumer Non-Cyclicals -- 16.3%
   500,000   aaiPharma Inc., Sr. Notes, 11.000% due 4/1/10 ..............................................       545,000
   311,000   Advanced Medical Optics, Inc., Sr. Sub. Notes, 9.250% due 7/15/10 ..........................       346,765
             Ahold Finance USA Inc., Sr. Notes:
   300,000      6.250% due 5/1/09 .......................................................................       305,250
   100,000      6.875% due 5/1/29 .......................................................................        92,250
   260,076   Ahold Lease USA, Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20 . .....       269,991
   650,000   AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13 ........................................       679,250
   400,000   Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09 ................................       462,000
   566,000   Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 ..........................................       585,810
   675,000   Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14 (a) ..................................       694,406

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                            Security                                                   Value
-----------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 16.3% (continued)
$  125,000   Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08 ............................   $   123,125
   425,000   Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (a) ......................       467,500
   750,000   Coast Hotels & Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09 ............................       793,125
             Doane Pet Care Co.:
   375,000      Sr. Notes, 10.750% due 3/1/10 ...........................................................       390,937
   250,000      Sr. Sub. Notes, 9.750% due 5/15/07 ......................................................       228,750
   200,000   Elizabeth Arden, Inc., Sr. Sub. Notes, 7.750% due 1/15/14 (a) ..............................       207,500
   600,000   Extendicare Health Services, Inc., Sr. Sub. Notes, 9.500% due 7/1/10 .......................       669,000
    50,000   Fleming Cos., Inc., Sr. Notes, 10.125% due 4/1/08 (b)(c) ..................................          8,500
   125,000   Holmes Group Inc., Sr. Sub. Notes, Series B, 9.875% due 11/15/07 ...........................       128,750
   550,000   Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08 ............................       559,625
   350,000   Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12 .............................       404,250
   610,000   Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10 (a) ..............       666,425
   325,000   InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11 ................       333,938
   675,000   Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14 (a) .........................       678,375
   750,000   Jafra Cosmetics International Inc., Sr. Sub. Notes, 10.750% due 5/15/11 ....................       836,250
   500,000   North Atlantic Trading Co. Inc., Sr. Notes, Series B, 11.000% due 6/15/04 ..................       505,000
    90,364   Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09 .....................................         57,381
             Park Place Entertainment Corp., Sr. Sub. Notes:
   125,000      9.375% due 2/15/07 ......................................................................       140,938
   225,000      8.875% due 9/15/08 ......................................................................       255,375
   325,000      7.875% due 3/15/10 ......................................................................       362,375
   500,000      8.125% due 5/15/11 ......................................................................       567,500
   250,000   Pathmark Stores, Inc., Sr. Sub. Notes, 8.750% due 2/1/12 ...................................       261,250
   625,000   Pinnacle Foods Holding, Sr. Sub. Notes, 8.250% due 12/1/13 (a) .............................       657,812
   450,000   Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11 ..................................       419,625
   755,000   Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09 .............................       822,950
             Rite Aid Corp.:
   150,000      Notes, 7.125% due 1/15/07 ...............................................................       151,500
                Sr. Notes:
   125,000         7.625% due 4/15/05 ...................................................................       127,500
   675,000         11.250% due 7/1/08 ...................................................................       744,188
   600,000   Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 ...................................       685,500
   375,000   Swift & Co., Sr. Sub. Notes 12.500% due 1/1/10 .............................................       395,625
   325,000   Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12 ........................       359,125
             Tenet Healthcare Corp.:
 1,300,000      Notes, 7.375% due 2/1/13 ................................................................     1,209,000
                Sr. Notes:
   125,000         6.500% due 6/1/12 ....................................................................       110,937
   225,000         6.875% due 11/15/31 ..................................................................       186,750
   575,000   United Industries Corp., Sr. Notes, Series D, 9.875% due 4/1/09 ............................       602,312
   625,000   Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11 ............................       685,937
   400,000   Venetian Casino Resort LLC, Mortgaged Secured Notes, 11.000% due 6/15/10 ...................       462,000
   275,000   Vicar Operating, Inc., Sr. Notes, 9.875% due 12/1/09 .......................................       306,625
   125,000   Winsloew Furniture, Inc., Sr. Sub. Notes, Series B, 12.750% due 8/15/07 ....................       100,625
                                                                                                            -----------
                                                                                                             20,654,602
                                                                                                            -----------
Energy -- 9.0%
   600,000   BRL Universal Equipment Corp., Sr. Secured Notes, 8.875% due 2/15/08 .......................       645,000
   250,000   Costilla Energy, Inc., Sr. Notes, 10.250% due 10/1/06 (b)(c)(d) ............................             0

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                            Security                                                   Value
-----------------------------------------------------------------------------------------------------------------------
Energy -- 9.0% (continued)
             Dynegy Holdings Inc.:
                Debentures:
$  775,000         7.125% due 5/15/18 ...................................................................   $   637,438
   225,000         7.625% due 10/15/26 ..................................................................       186,188
   750,000      Secured Notes, 9.875% due 7/15/10 (a) ...................................................       828,750
   300,000      Sr. Notes, 8.750% due 2/15/12 ...........................................................       288,000
             El Paso Energy Corp.:
 1,150,000      Notes, 7.875% due 6/15/12 ...............................................................     1,046,500
                Sr. Notes:
   575,000         7.800% due 8/1/31 ....................................................................       465,750
   575,000         Series MTN, 7.750% due 1/15/32 .......................................................       464,313
   650,000   Exco Resources, Inc., Sr. Notes, 7.250% due 1/15/11 (a) ....................................       671,125
   475,000   Hanover Compressor Co., Sub. Notes, zero coupon due 3/31/07 ................................       362,187
   500,000   Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 ...............................       560,000
             Pogo Producing Co., Sr. Sub. Notes, Series B:
   325,000      10.375% due 2/15/09 .....................................................................       344,500
   475,000      8.250% due 4/15/11 ......................................................................       532,000
   269,000   Pride International Inc., Sr. Notes, 9.375% due 5/1/07 .....................................       276,734
   375,000   Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11 ....................................       414,375
             Swift Energy Co., Sr. Sub. Notes:
   325,000      10.250% due 8/1/09 ......................................................................       350,187
   300,000      9.375% due 5/1/12 .......................................................................       336,000
   500,000   Western Gas Resources, Inc., Sr. Sub. Notes, 10.000% due 6/15/09 ...........................       536,875
   650,000   Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11 ...............................       721,500
             The Williams Cos., Inc., Notes:
   900,000      7.625% due 7/15/19 ......................................................................       918,000
   575,000      7.875% due 9/1/21 .......................................................................       589,375
   200,000      8.750% due 3/15/32 ......................................................................       216,000
                                                                                                            -----------
                                                                                                             11,390,797
                                                                                                            -----------
Financial/Leasing -- 2.1%
   950,000   Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (a) .....................       957,125
   575,000   Dunlop Stand Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09 (a) ....................       618,125
   700,000   Sensus Metering Systems, Sr. Sub. Notes, 8.625% due 12/15/13 (a) ...........................       714,875
   500,000   UAP Holding Corp., Sr. Discount Notes, (zero coupon until 1/15/08, 10.750%
                thereafter), due 7/5/12 (a) .............................................................       352,500
                                                                                                            -----------
                                                                                                              2,642,625
                                                                                                            -----------
Housing Related -- 0.5%
   550,000   Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09 ............................       586,437
                                                                                                            -----------
Manufacturing -- 5.0%
   350,000   Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11 ...............................       390,250
   900,000   Blount, Inc., Sr. Sub. Notes, 13.000% due 8/1/09 ...........................................       976,500
   225,000   Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (a) ...................................       254,250
   675,000   Fedders North America, Inc., Sr. Sub. Notes, 9.375% due 8/15/07 ............................       700,313
   400,000   Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10 .......................................       464,000
   275,000   General Motors Acceptance Corp., Notes, 6.875% due 8/28/12 .................................       295,821
   175,000   General Motors Corp., Sr. Notes, 7.125% due 7/15/13 ........................................       191,361
   500,000   Key Plastics, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (b)(c) ...................         1,250
   750,000   L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12 ...............................       836,250

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                        Security                                                       Value
----------------------------------------------------------------------------------------------------------------------
Manufacturing -- 5.0% (continued)
$  450,000   NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09 ...........................................   $  497,250
   200,000   Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07 ..............................      204,000
   375,000   Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ..................................................      419,062
   350,000   Tenneco Automotive Inc., Sr. Secured, 2nd Priority Lien Notes, Series B,
                11.625% due 10/15/09 ....................................................................      379,750
   350,000   Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 ..................................      397,250
   300,000   TRW Automotive Inc., Sr. Notes. 9.375% due 2/15/13 .........................................      343,500
                                                                                                            ----------
                                                                                                             6,350,807
Media -- 8.9%                                                                                               ----------
             Charter Communications Holdings, LLC:
                Sr. Discount Notes:
   125,000         Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11 .........................       90,625
 1,700,000         Zero coupon until 5/1/06, (11.750% thereafter), due 5/15/11 ..........................    1,122,000
   175,000         Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12 .........................      108,063
                Sr. Sub. Notes:
   225,000         8.625% due 4/1/09 ....................................................................      188,438
 1,075,000         10.750% due 10/1/09 ..................................................................      951,375
   175,000         10.000% due 5/15/11 ..................................................................      148,750
             CSC Holdings, Inc., Sr. Sub. Debentures:
   300,000      9.875% due 2/15/13 ......................................................................      313,125
   250,000      9.875% due 4/1/23 .......................................................................      261,563
   200,000   Dex Media Finance, Sr. Notes, 8.500% due 8/15/10 (a) .......................................      224,500
 1,000,000   Dex Media Inc., Discount Notes, (zero coupon until 11/15/08, 9.000%
                thereafter), due 11/15/13 (a) ...........................................................      672,500
   525,000   DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13 ........................................      599,812
             EchoStar DBS Corp., Sr. Notes:
   150,000      10.375% due 10/1/07 .....................................................................      164,813
   341,000      9.125% due 1/15/09 ......................................................................      387,888
   200,000   Granite Broadcasting Corp., Sr. Secured Notes, 9.750% due 12/1/10 (a) ......................      197,500
   550,000   Hollinger Participation Trust, Sr. Notes, Payment-in-Kind, 12.125%
                due 11/15/10 (a)(e) .....................................................................      636,625
   200,000   Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08,
                11.500% thereafter), due 10/15/13 (a) ...................................................      122,000
             Insight Midwest, L.P., Sr. Sub. Notes:
   325,000      9.750% due 10/1/09 ......................................................................      343,688
   175,000      10.500% due 11/1/10 (a) .................................................................      189,875
   625,000   Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 .....................................      681,250
   900,000   Nexstar Finance Holdings Inc., Sr. Discount Notes, (zero coupon until
                4/1/08, 11.375% thereafter), due 4/1/13 .................................................      657,000
   575,000   NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11 ..............................      648,313
   100,000   R.H. Donnelly Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (a) ....................      119,500
   600,000   Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 ...............................      666,000
   600,000   Salem Communications Holding Corp., Sr. Sub. Notes, Series B, 9.000% due
                7/1/11 ..................................................................................      657,750
             Telewest Communications PLC:
   250,000      Debentures, 9.625% due 10/1/06 (b) ......................................................      163,750
                Sr. Discount Notes:
   500,000         Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09 ..........................      273,750
   175,000         Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10 ...........................       87,062

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

-----------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                        Security                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Media -- 8.9% (continued)
$  100,000   Vertis Inc., Secured Notes, 9.750% due 4/1/09 ..............................................   $   107,000
             Yell Finance BV:
   325,000      Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter),
                due 8/1/11 ..............................................................................       303,875
   190,000      Sr. Notes, 10.750% due 8/1/11 ...........................................................       223,250
                                                                                                            -----------
                                                                                                             11,311,640
Services/Other -- 3.5%                                                                                      -----------
             Allied Waste North America, Inc., Series B:
                Sr. Notes:
    30,000         7.875% due 1/1/09 ....................................................................        31,329
    25,000         9.250% due 9/1/12 ....................................................................        28,313
   275,000      Sr. Sub. Notes, 10.000% due 8/1/09 ......................................................       296,656
   325,000   Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12 ......................................       381,875
   450,000   CB Richard Ellis Service Inc., Sr. Notes, 9.750% due 5/15/10 ...............................       499,500
   125,000   COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 ..........................       102,500
   500,000   The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (b) ....................................         7,500
   200,000   Iron Mountain Inc., Sr. Sub. Notes, 6.625% due 1/1/16 ......................................       195,000
             Mail-Well I Corp.:
   275,000      Sr. Notes, 9.625% due 3/15/12 ...........................................................       305,250
                Sr. Sub. Notes:
   200,000         Series B, 8.750% due 12/15/08 ........................................................       209,750
   525,000         7.875% due 12/1/13 (a) ...............................................................       509,250
             Muzak LLC:
   175,000      Sr. Notes, 10.000% due 2/15/09 ..........................................................       185,062
   475,000      Sr. Sub. Notes, 9.875% due 3/15/09 ......................................................       475,000
   500,000   Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (b) .........................         1,250
   500,000   SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06 ............................................       494,375
   650,000   URS Corp., Sr. Sub. Note, Series B, 12.250% due 5/1/09 .....................................       698,750
                                                                                                            -----------
                                                                                                              4,421,360
                                                                                                            -----------
Technology -- 2.1%
   124,000   infoUSA Inc., Sr. Sub. Notes, 9.500% due 6/15/08 ...........................................       128,650
 1,025,000   Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 ...................................       843,063
   775,000   Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 .............................       842,813
             Unisys Corp., Sr. Notes:
   625,000      8.125% due 6/1/06 .......................................................................       681,250
   125,000      7.875% due 4/1/08 .......................................................................       129,062
                                                                                                            -----------
                                                                                                              2,624,838
                                                                                                            -----------
Telecommunications -- 9.7%
   713,066   Alamosa (Delaware) Inc., Sr. Discount Notes, (zero coupon until 7/31/05,
                12.000% thereafter), due 7/31/09.........................................................       652,455
   600,000   American Cellular Corp., Sr. Notes, 10.000% due 8/1/11 .....................................       606,000
             American Tower Corp., Sr. Notes:
   325,000      9.375% due 2/1/09 .......................................................................       346,125
   750,000      7.500% due 5/1/12 (a) ...................................................................       723,750
   315,000   American Tower Escrow Corp., Sr. Discount Notes, zero coupon to yield
                12.250% due 8/1/08 ......................................................................       222,075
   400,000   AT&T Corp, Sr. Notes, 8.750% due 11/15/31 ..................................................       473,024
   425,000   Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (a) ..........................       401,625
             Crown Castle International Corp., Sr. Notes:
   225,000      9.375% due 8/1/11 .......................................................................       248,625
   375,000      10.750% due 8/1/11 ......................................................................       421,875
   900,000      7.500% due 12/1/13 (a) ..................................................................       906,750

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

------------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                            Security                                                    Value
------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 9.7% (continued)
             Dobson Communications Corp., Sr. Notes:
$  250,000      10.875% due 7/1/10 ......................................................................   $    240,000
   275,000      8.875% due 10/1/13 ......................................................................        237,875
             Nextel Communications, Inc., Sr. Notes:
   750,000      9.375% due 11/15/09 .....................................................................        818,438
   750,000      7.375% due 8/1/15 .......................................................................        811,875
 1,000,000   Qwest Corp., Notes, 8.875% due 3/15/12 (a) .................................................      1,145,000
             Qwest Services Corp.:
   190,000      Notes, 14.000% due 12/15/14 (a) .........................................................        230,850
 1,300,000      Sr. Sub. Debentures, 13.500% due 12/15/10 (a) ...........................................      1,530,750
             SBA Communications Corp.:
   225,000      Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (a) ...        156,375
   825,000      Sr. Notes, 10.250% due 2/1/09 ...........................................................        831,188
   300,000   SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10 (a) .......................................        317,250
   675,000   UbiquiTel Operating Co., Sr. Notes, 9.875% due 3/1/11 (a) ..................................        664,875
   325,000   Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13 ......................................        342,875
                                                                                                            ------------
                                                                                                              12,329,655
                                                                                                            ------------
Transportation -- 0.2%
   275,351   Continental Airlines, Inc., Pass-Through Certificates, Series 981C, 6.541% due 9/15/08 .....        262,770
                                                                                                            ------------
Utilities -- 5.8%
             The AES Corp., Sr. Sub. Notes:
    25,000      8.375% due 8/15/07 ......................................................................         25,500
   125,000      8.500% due 11/1/07 ......................................................................        128,438
   950,000      9.375% due 9/15/10 ......................................................................      1,042,625
   125,000      8.875% due 2/15/11 ......................................................................        133,750
   375,000   Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due
                11/15/07 (a) ............................................................................        405,000
 1,525,000   Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08 ............................      1,185,688
             Calpine Corp.:
   300,000      2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (a) ..................................        277,500
   300,000      Sr. Notes, 8.750% due 7/15/07 ...........................................................        245,250
             Edison Mission Energy, Sr. Notes:
   425,000      10.000% due 8/15/08 .....................................................................        448,375
   500,000      7.730% due 6/15/09 ......................................................................        482,500
   350,000      9.875% due 4/15/11 ......................................................................        369,250
             Mirant Americas Generation, LLC, Sr. Notes:
   225,000      7.625% due 5/1/06 (b) ...................................................................        182,250
   225,000      9.125% due 5/1/31 (b) ...................................................................        181,125
 1,325,000   NRG Energy, Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (a) ..................      1,374,687
             Reliant Resources, Inc., Sr. Secured Notes:
   500,000      9.250% due 7/15/10 ......................................................................        540,000
   325,000      9.500% due 7/15/13 (a) ..................................................................        354,250
                                                                                                            ------------
                                                                                                               7,376,188
                                                                                                            ------------
             TOTAL CORPORATE BONDS & NOTES
             (Cost -- $108,739,489) .....................................................................    111,220,193
                                                                                                            ------------
COLLATERALIZED MORTGAGE OBLIGATION (b)(c) -- 0.0%
   370,387   Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (Cost -- $376,802) .............              0
                                                                                                            ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

----------------------------------------------------------------------------------------------------------------------
 Shares                                             Security                                                   Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK (d) -- 2.6%
   4,055   Axiohm Transaction Solutions, Inc. (c) .......................................................   $        0
   8,621   Indesco International, Inc. (c) ..............................................................       47,415
   1,666   Mattress Discounters Corp. (c) ...............................................................       14,994
  18,350   NTL Inc ......................................................................................    1,258,076
  16,622   SpectraSite, Inc .............................................................................      608,365
 144,602   UnitedGlobalCom Inc., Class A Shares .........................................................    1,372,273
                                                                                                            ----------
           TOTAL COMMON STOCK
           (Cost -- $3,242,762) .........................................................................    3,301,123
                                                                                                            ----------
ESCROW SHARES (c)(d) -- 0.0%
 375,000   BREED Technologies, Inc., 9.250% due 4/15/08 (b) .............................................            0
 250,000   Imperial Sugar Co ............................................................................            0
 375,000   Pillowtex Corp ...............................................................................            0
 264,806   Vlasic Foods International Inc ...............................................................       23,832
                                                                                                            ----------
           TOTAL ESCROW SHARES
           (Cost -- $0) .................................................................................       23,832
                                                                                                            ----------
PREFERRED STOCK -- 1.6%
     897   Alamosa Holdings, Inc., Series B .............................................................      407,125
           CSC Holdings, Inc.:
   2,200      Series H, 11.750% due 10/1/07 .............................................................      233,200
   5,300      Series M, 11.125% due 4/1/08 ..............................................................      560,475
  30,000   Delphi Trust I, 8.250% due 10/15/33 ..........................................................      804,000
           TCR Holdings Corp. (c)(d):
     439      Class B Shares ............................................................................            0
     241      Class C Shares ............................................................................            0
     636      Class D Shares ............................................................................            1
   1,316      Class E Shares ............................................................................            1
                                                                                                            ----------
           TOTAL PREFERRED STOCK
           (Cost -- $1,733,137) .........................................................................    2,004,802
                                                                                                            ----------
Warrants
--------
WARRANTS (d)-- 0.0%
     315   American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant
              exercisable for 14.095 shares of common stock.) (a) .......................................       42,998
 803,849   ContiFinancial Corp. Liquidating Trust, Units of Interest, (Represents interests in a trust
              in the liquidation of ContiFinancial Corp. and its affiliates.) (c) .......................       12,058
     200   Leap Wireless International, Inc., (Exercise price of $96.80 per share expiring on 4/15/10.
              Each warrant exercisable for 5.146 shares of common stock.) (a)(c) ........................            0
     500   Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07.
              Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 of Class L
              common stock.) ............................................................................            5
   2,521   Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant
              exercisable for 1 share of common stock.) (c) .............................................            0
     500   Republic Technologies International Inc., (Exercise price of $0.01 per share expiring on
              7/15/09. Each warrant exercisable for 1 share of Class D common stock.) ...................            5
     250   Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring on 8/15/07. Each
              warrant exercisable for 0.2298 shares of common stock.) ...................................          125
                                                                                                            ----------
           TOTAL WARRANTS
           (Cost -- $53,680) ............................................................................       55,191
                                                                                                            ----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional High Yield Bond Fund

------------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                                   Security                                            Value
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.1%
$3,408,000   Deutsche Bank Securities Inc. dated 2/27/04, 0.990% due 3/1/04; Proceeds at maturity--
                $3,408,281;
                (Fully collateralized by various U.S. Treasury agency obligations, 0.000% to 3.000%
                   due 11/15/09 to 7/15/12;
                Market value-- $3,509,734) ..............................................................   $  3,408,000
 3,407,000   Merrill Lynch & Co., Inc. dated 2/27/04, 0.970% due 3/1/04; Proceeds at maturity--
                $3,407,275;
                (Fully collateralized by U.S. Treasury Notes and Bonds, 4.625% to 10.375%
                   due 8/15/04 to 8/15/19;
                Market value-- $3,475,148) ..............................................................      3,407,000
 3,408,000   Morgan Stanley dated 2/27/04, 0.980% due 3/1/04; Proceeds at maturity-- $3,408,278;
                (Fully collateralized by various U.S. Treasury agency obligations, 0.000%
                   due 8/15/13 to 5/15/16;
                Market value-- $3,510,242) ..............................................................      3,408,000
                                                                                                            ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $10,223,000) ......................................................................     10,223,000
                                                                                                            ------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $124,368,870*) ....................................................................   $126,828,141
                                                                                                            ============

----------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)  Security is currently in default.

(c)  Security is valued in accordance with fair valuation procedures.

(d)  Non-income producing security.

(e) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.

*Aggregate cost for Federal income tax purposes is $124,388,365.

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional Emerging Markets Debt Fund

--------------------------------------------------------------------------------
   Face
  Amount                            Security                             Value
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 5.9%

Malaysia -- 0.7%
$  250,000   Petronas Capital Ltd., 7.875% due 5/22/22 ............   $  296,063
                                                                      ----------
Mexico -- 5.2%
             PEMEX, Project Funding Master Trust:
   350,000      8.500% due 2/15/08 ................................      406,000
   325,000      6.125% due 8/15/08 ................................      348,400
   625,000      9.125% due 10/13/10 ...............................      762,500
   100,000      8.000% due 11/15/11 ...............................      115,250
   425,000      7.375% due 12/15/14 ...............................      467,075
                                                                      ----------
                                                                       2,099,225
                                                                      ----------
             TOTAL FOREIGN CORPORATE BONDS
             (Cost -- $2,203,158) .................................    2,395,288
                                                                      ----------
SOVEREIGN BONDS -- 90.6%

Argentina -- 0.4%
             Republic of Argentina:
   275,000      2.0625% due 3/31/23 (a) ...........................      136,125
    75,000      Par Bond, due 3/31/23 (a) .........................       36,656
                                                                      ----------
                                                                         172,781
                                                                      ----------
Brazil -- 24.2%
             Federal Republic of Brazil:
   500,000      10.125% due 5/15/27 ...............................      496,250
 1,685,000      12.250% due 3/6/30 ................................    1,979,875
   950,000      11.000% due 8/17/40 ...............................      997,975
 4,322,249      C Bonds, 8.000% due 4/15/14 (b) ...................    4,139,893
 1,235,000      DCB, Series L, 2.0625% due 4/15/12 (c) ............    1,063,644
 1,116,213      NMB, Series L, 2.0625% due 4/15/09 (c) ............    1,024,125
                                                                      ----------
                                                                       9,701,762
                                                                      ----------
Bulgaria -- 1.3%
   450,000   Republic of Bulgaria, 8.250% due 1/15/15 .............      541,688
                                                                      ----------
Colombia -- 5.3%
             Republic of Colombia:
   300,000      7.625% due 2/15/07 ................................      325,500
   425,000      10.500% due 7/9/10 ................................      488,750
   725,000      10.750% due 1/15/13 ...............................      838,281
   375,000      11.750% due 2/25/20 ...............................      462,187
                                                                      ----------
                                                                       2,114,718
                                                                      ----------
Costa Rica -- 1.4%
             Republic of Costa Rica:
   125,000      9.335% due 5/15/09 ................................      148,437
   100,000      9.000% due 3/1/11 .................................      117,250
   250,000      8.050% due 1/31/13 (d) ............................      279,375
                                                                      ----------
                                                                         545,062
                                                                      ----------
Dominican Republic -- 0.7%
   375,000   Dominican Republic, 9.500% due 9/27/06 ...............      275,625
                                                                      ----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional Emerging Markets Debt Fund

--------------------------------------------------------------------------------
   Face
  Amount                            Security                             Value
--------------------------------------------------------------------------------
Ecuador -- 4.8%
             Republic of Ecuador:
$1,710,000      12.000% due 11/15/12...............................   $1,704,015
   250,000      7.000% due 8/15/30 (c).............................      207,562
                                                                      ----------
                                                                       1,911,577
                                                                      ----------
El Salvador -- 0.4%
   150,000   Republic of El Salvador, 7.750% due 1/24/23...........      163,125
                                                                      ----------
Malaysia -- 0.7%
   225,000   Malaysia, 7.500% due 7/15/11..........................      268,032
                                                                      ----------
Mexico -- 10.9%
             United Mexican States:
   400,000      11.375% due 9/15/16................................      594,000
 1,300,000      8.125% due 12/30/19................................    1,508,975
   195,000      8.300% due 8/15/31.................................      227,078
 1,875,000      7.500% due 4/8/33..................................    2,025,469
                                                                      ----------
                                                                       4,355,522
                                                                      ----------
Panama -- 5.2%
             Republic of Panama:
 1,200,000      9.375% due 1/16/23.................................    1,314,000
   575,000      8.875% due 9/30/27.................................      605,187
    50,000      9.375% due 4/1/29..................................       56,375
    97,220      IRB, 2.000% due 7/17/14 (c)........................       94,060
                                                                      ----------
                                                                       2,069,622
                                                                      ----------
Peru -- 3.9%
             Republic of Peru:
   125,000      9.875% due 2/6/15..................................      143,750
 1,625,000      FLIRB, 4.500% due 3/7/17 (c).......................    1,409,688
                                                                      ----------
                                                                       1,553,438
                                                                      ----------
Philippines -- 4.6%
             Republic of Philippines:
   250,000      8.375% due 3/12/09.................................      260,938
   500,000      9.000% due 2/15/13.................................      506,250
   225,000      9.375% due 1/18/17.................................      233,156
   800,000      10.625% due 3/16/25................................      854,720
                                                                      ----------
                                                                       1,855,064
                                                                      ----------
Russia -- 16.9%
 6,890,000   Russian Federation, 5.000% due 3/31/30 (c)............    6,786,650
                                                                      ----------
Turkey -- 5.2%
             Republic of Turkey:
   750,000      12.375% due 6/15/09................................      953,438
   525,000      11.500% due 1/23/12................................      664,125
   200,000      11.000% due 1/14/13................................      249,500
   150,000      11.875% due 1/15/30 (b)............................      211,688
                                                                      ----------
                                                                       2,078,751
                                                                      ----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers Institutional Emerging Markets Debt Fund

---------------------------------------------------------------------------------
   Face
  Amount                            Security                             Value
---------------------------------------------------------------------------------
Venezuela -- 4.7%
             Republic of Venezuela:
$1,025,000      9.375% due 1/13/34 ................................   $   853,313
 1,047,585      DCB, Series DL, 2.125% due 12/18/07 (c) ...........       953,302
    83,330      FLIRB, 2.0625% due 3/31/07 (c) ....................        76,664
                                                                      -----------
                                                                        1,883,279
                                                                      -----------
             TOTAL SOVEREIGN BONDS
             (Cost -- $32,876,726) ................................    36,276,696
                                                                      -----------
LOAN PARTICIPATIONS (c)(e) -- 3.0%

Morocco -- 3.0%
 1,203,916   Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09
                (Merrill Lynch, Pierce, Fenner & Smith,
                J.P. Morgan Chase & Co., UBS Financial Services
                Inc.) (Cost -- $1,070,574) ........................     1,187,362
                                                                      -----------
  Rights
----------
RIGHTS (f)(g) -- 0.0%
    37,845   Venezuela Discount Rights (Cost -- $0) ...............             0
                                                                      -----------
   Face
  Amount
----------
REPURCHASE AGREEMENT -- 0.5%
$  191,000   Deutsche Bank Securities Inc. dated 2/27/04, 0.990%
                due 3/1/04; Proceeds at maturity -- $191,016;
                (Fully collateralized by various U.S. Treasury
                agency obligations, 0.000% to 3.000%
                due 11/15/09 to 7/15/12; Market value --
                $196,702) (Cost -- $191,000) ......................       191,000
                                                                      -----------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $36,341,458*) ...............................   $40,050,346
                                                                      ===========
LOANED SECURITIES COLLATERAL
 3,600,525   State Street Navigator Securities Lending Trust
                Prime Portfolio (Cost -- $3,600,525) ..............   $ 3,600,525
                                                                      ===========

----------
(a)  Security is currently in default.

(b)  All or a portion of this security is on loan (See Note 5).

(c) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e) Participation interest was acquired through the financial institutions indicated parenthetically.

(f)  Non-income producing security.

(g)  Security is valued in accordance with fair valuation procedures.

*    Aggregate cost for Federal income tax purpose is $36,381,562.

Abbreviations used in this schedule:

C Bonds -- Capitalization Bond
DCB -- Debt Conversion Bond
FLIRB -- Front-Loaded Interest Reduction Bond
IRB -- Interest Reduction Bond
NMB -- New Money Bond

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

February 29, 2004

                                                                                                     Emerging
                                                                                     High Yield      Markets
                                                                                      Bond Fund     Debt Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $124,368,870 and $36,341,458, respectively) ...   $126,828,141   $40,050,346
   Loaned securities collateral, at value (Cost -- $3,600,525) (Note 5) .........             --     3,600,525
   Cash .........................................................................        436,277           865
   Interest receivable ..........................................................      2,251,420       833,286
   Receivable for securities sold ...............................................        363,131     2,164,294
   Receivable for Fund shares sold ..............................................             --         2,000
                                                                                    ------------   -----------
   Total Assets .................................................................    129,878,969    46,651,316
                                                                                    ============   ===========

LIABILITIES:
   Payable for Fund shares reacquired ...........................................      9,329,055     2,000,000
   Payable for securities purchased .............................................      1,106,438       136,125
   Management fees payable ......................................................         28,798         5,339
   Administration fees payable ..................................................          5,131         1,692
   Payable for loaned securities collateral (Note 5) ............................             --     3,600,525
   Accrued expenses .............................................................         87,881        78,704
                                                                                    ------------   -----------
   Total Liabilities ............................................................     10,557,303     5,822,385
                                                                                    ------------   -----------
Total Net Assets ................................................................   $119,321,666   $40,828,931
                                                                                    ============   ===========

NET ASSETS:
   Par value of capital shares ..................................................   $     17,158   $     6,507
   Capital paid in excess of par value ..........................................    123,983,965    35,320,128
   Undistributed net investment income ..........................................      1,159,135       473,128
   Accumulated net realized gain (loss) from investment transactions ............     (8,297,863)    1,320,280
   Net unrealized appreciation of investments ...................................      2,459,271     3,708,888
                                                                                    ------------   -----------
Total Net Assets ................................................................   $119,321,666   $40,828,931
                                                                                    ============   ===========
Shares Outstanding ..............................................................     17,158,180     6,506,688
                                                                                    ============   ===========
Net Asset Value, per share ......................................................   $       6.95   $      6.27
                                                                                    ============   ===========

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       See Notes to Financial Statements.

Statements of Operations

For the Year Ended February 29, 2004

                                                                                                       Emerging
                                                                                        High Yield     Markets
                                                                                        Bond Fund     Debt Fund
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ........................................................................   $ 7,502,136   $ 3,938,520
   Dividends .......................................................................         4,990            --
                                                                                       -----------   -----------
   Total Investment Income .........................................................     7,507,126     3,938,520
                                                                                       -----------   -----------

EXPENSES:
   Management fees (Note 2) ........................................................       420,284       312,537
   Audit ...........................................................................        45,849        43,566
   Custody .........................................................................        43,701        30,868
   Administration fees (Note 2) ....................................................        42,028        22,324
   Shareholder communications ......................................................        38,870        33,205
   Directors' fees .................................................................        29,919        24,497
   Legal ...........................................................................        23,302        19,477
   Registration fees ...............................................................        15,867        10,672
   Insurance .......................................................................         3,289         2,221
   Transfer agency services ........................................................         1,621         1,356
   Other ...........................................................................         2,700         2,434
                                                                                       -----------   -----------
   Total Expenses ..................................................................       667,430       503,157
   Less: Management fee waiver (Note 2) ............................................      (205,117)     (168,294)
                                                                                       -----------   -----------
   Net Expenses ....................................................................       462,313       334,863
                                                                                       -----------   -----------
Net Investment Income ..............................................................     7,044,813     3,603,657
                                                                                       -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Investment Transactions (excluding short-term investments):
      Proceeds from sales ..........................................................    63,811,572    76,542,748
      Cost of securities sold ......................................................    59,836,011    69,865,402
                                                                                       -----------   -----------
   Net Realized Gain ...............................................................     3,975,561     6,677,346
                                                                                       -----------   -----------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
      Beginning of year ............................................................    (3,686,367)    3,040,307
      End of year ..................................................................     2,459,271     3,708,888
                                                                                       -----------   -----------
   Increase in Net Unrealized Appreciation .........................................     6,145,638       668,581
                                                                                       -----------   -----------
Net Gain on Investments ............................................................    10,121,199     7,345,927
                                                                                       -----------   -----------
Increase in Net Assets From Operations .............................................   $17,166,012   $10,949,584
                                                                                       ===========   ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended February 29, 2004
and February 28, 2003

Salomon Brothers Institutional High Yield Bond Fund

----------------------------------------------------------------------------------------------------
                                                                             2004           2003
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .............................................   $  7,044,813   $  7,579,278
   Net realized gain (loss) ..........................................      3,975,561     (2,451,520)
   Increase in net unrealized appreciation ...........................      6,145,638      3,237,096
                                                                         ------------   ------------
   Increase in Net Assets From Operations ............................     17,166,012      8,364,854
                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................     (7,402,590)    (6,915,632)
                                                                         ------------   ------------
   Decrease in Net Assets From Distributions to Shareholders .........     (7,402,590)    (6,915,632)
                                                                         ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares ..................................    100,494,856     29,309,267
   Net asset value of shares issued for reinvestment of dividends ....      6,897,197      6,915,211
   Cost of shares reacquired .........................................    (90,374,769)   (11,463,083)
                                                                         ------------   ------------
   Increase in Net Assets From Fund Share Transactions ...............     17,017,284     24,761,395
                                                                         ------------   ------------
Increase in Net Assets ...............................................     26,780,706     26,210,617
NET ASSETS:
   Beginning of year .................................................     92,540,960     66,330,343
                                                                         ------------   ------------
   End of year* ......................................................   $119,321,666   $ 92,540,960
                                                                         ============   ============
* Includes undistributed net investment income of: ...................   $  1,159,135   $  1,583,619
                                                                         ============   ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended February 29, 2004
and February 28, 2003

Salomon Brothers Institutional Emerging Markets Debt Fund

----------------------------------------------------------------------------------------------------
                                                                             2004           2003
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income .............................................   $  3,603,657   $  7,761,746
   Net realized gain .................................................      6,677,346      3,160,023
   Increase (decrease) in net unrealized appreciation ................        668,581     (3,487,852)
                                                                         ------------   ------------
   Increase in Net Assets From Operations ............................     10,949,584      7,433,917
                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................     (4,218,275)    (7,802,401)
   Net realized gains ................................................     (6,632,583)            --
                                                                         ------------   ------------
   Decrease in Net Assets From Distributions to Shareholders .........    (10,850,858)    (7,802,401)
                                                                         ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares ..................................      1,138,982      8,712,066
   Net asset value of shares issued for reinvestment of dividends ....     10,849,619      7,802,401
   Cost of shares reacquired .........................................    (27,363,460)   (65,731,995)
                                                                         ------------   ------------
   Decrease in Net Assets From Fund Share Transactions ...............    (15,374,859)   (49,217,528)
                                                                         ------------   ------------
Decrease in Net Assets ...............................................    (15,276,133)   (49,586,012)
NET ASSETS:
   Beginning of year .................................................     56,105,064    105,691,076
                                                                         ------------   ------------
   End of year* ......................................................   $ 40,828,931   $ 56,105,064
                                                                         ============   ============
* Includes undistributed net investment income of: ...................   $    473,128   $  1,542,796
                                                                         ============   ============

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Institutional High Yield Bond Fund ("High Yield Bond Fund") and Salomon Brothers Institutional Emerging Markets Debt Fund ("Emerging Markets Debt Fund") are funds constituting the Salomon Brothers Institutional Series Funds Inc ("Series"). The Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in high-yield fixed-income securities; including bonds, debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations of U.S. and foreign issuers. The Emerging Markets Debt Fund's objective is to maximize total return by investing at least 80% of its assets in U.S. dollar denominated fixed-income securities issued by governments, government-related entities and corporations located in emerging market countries and related investments.

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked prices which represent the current value of the security. Over-the-counter securities are valued at the mean between the current bid and asked prices. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements

(continued)

     (d) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (e) Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (f) Loan Participations. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 29, 2004, the Emerging Markets Debt Fund held loan participations with a total cost of $1,070,574.

     (g) Federal Income Taxes. Each Fund has complied and intends to continue to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

     (h) Dividends and Distributions to Shareholders. Each fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

     (i) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Series are allocated to the Funds based on each Fund's relative net assets.

Notes to Financial Statements

(continued)

     (j) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

     (k) Year End Tax Reclassifications. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At February 29, 2004, reclassifications were made to the capital accounts of the High Yield Bond Fund and Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $66,707 and $552,016 were reclassified to paid-in capital for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively. In addition, a portion of accumulated net realized gain amounting to $2,823 was reclassified to paid-in capital for the Emerging Markets Debt Fund. Net investment income, net realized gains and net assets were not affected by these changes.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. These fees are calculated daily and paid monthly.

During the year ended February 29, 2004, the High Yield Bond Fund and Emerging Market Debt Fund had voluntary expense limitations in place of 0.55% and 0.75%, resulting in waived management fees of $205,117 and $168,294, respectively. These expense limitations can be terminated at any time by SBAM.

Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, acts as administrator of each Fund. For its services, SBFM receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds' distributor.

3. Investments

During the year ended February 29, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                                       Emerging
                                                        High Yield     Markets
                                                        Bond Fund     Debt Fund
--------------------------------------------------------------------------------
Purchases ..........................................   $82,923,038   $58,206,745
                                                       ===========   ===========
Sales ..............................................   $63,811,572   $76,542,748
                                                       ===========   ===========

Notes to Financial Statements

(continued)

At February 29, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                      Emerging
                                                        High Yield     Markets
                                                        Bond Fund     Debt Fund
-------------------------------------------------------------------------------
Gross unrealized appreciation ......................   $ 6,896,251   $3,918,767
Gross unrealized depreciation ......................    (4,456,475)    (249,983)
                                                       -----------   ----------
Net unrealized appreciation ........................   $ 2,439,776   $3,668,784
                                                       ===========   ==========

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Each Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Consistent with their investment objectives, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the

Notes to Financial Statements

(continued)

participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Lending of Securities

The High Yield Bond Fund and Emerging Markets Debt Fund may lend securities to brokers, dealers and other financial organizations. Each Fund has an agreement with its custodian whereby the custodian may lend securities owned by each Fund to brokers, dealers and other financial organizations. Fees earned by each Fund on securities lending are recorded as interest income. Loans of securities by each Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. Each Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At February 29, 2004, Emerging Markets Debt Fund loaned securities having a market value of $2,788,975 and received cash collateral amounting to $3,600,525, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the year ended February 29, 2004, income earned from securities lending by Emerging Markets Debt Fund was $1,667.

At February 29, 2004, the High Yield Bond Fund did not have any securities on loan.

6. Capital Stock

At February 29, 2004, the Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 29, 2004:

                                                                       Emerging
                                                        High Yield     Markets
                                                        Bond Fund     Debt Fund
--------------------------------------------------------------------------------
Shares sold ........................................    14,481,656      156,058
Shares issued for reinvestment of dividends.........     1,014,294    1,710,018
Shares reacquired...................................   (13,236,600)  (3,849,646)
                                                       -----------   ----------
Net Increase (Decrease).............................     2,259,350   (1,983,570)
                                                       ===========   ==========

For the Year Ended February 28, 2003:

                                                                       Emerging
                                                        High Yield     Markets
                                                         Bond Fund    Debt Fund
--------------------------------------------------------------------------------
Shares sold .........................................    4,672,311    1,364,930
Shares issued for reinvestment of dividends .........    1,148,706    1,262,524
Shares reacquired ...................................   (1,800,547)  (9,895,552)
                                                        ----------   ----------
Net Increase (Decrease) .............................    4,020,470   (7,268,098)
                                                        ==========   ==========

Notes to Financial Statements
(continued)

7. Capital Loss Carryforwards

At February 29, 2004, the High Yield Bond Fund had, for Federal income tax purposes, approximately $8,278,000 of unused capital loss carryforwards available to offset future capital gains.

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

This amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on the last day in February of the year indicated:

                                                                      High Yield
Year of Expiration                                                     Bond Fund
--------------------------------------------------------------------------------
2009 ..............................................................   $1,547,000
2010 ..............................................................    3,309,000
2011 ..............................................................    3,422,000

8. Income Tax Information and Distributions to Shareholders

At February 29, 2004, the tax basis components of distributable earnings were:

                                                                       Emerging
                                                         High Yield     Markets
                                                         Bond Fund     Debt Fund
--------------------------------------------------------------------------------
Undistributed ordinary income .......................   $ 1,159,135   $  954,424
                                                        ===========   ==========
Accumulated capital gains (losses)...................   $(8,278,368)  $  879,088
                                                        ===========   ==========
Unrealized appreciation .............................   $ 2,439,776   $3,668,784
                                                        ===========   ==========

At February 29, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, treatment of amortization of premiums and accretion of discounts.

The tax character of distributions paid during the year ended February 29, 2004 was:

                                                                       Emerging
                                                        High Yield     Markets
                                                         Bond Fund    Debt Fund
--------------------------------------------------------------------------------
Ordinary income .....................................   $7,402,590   $ 7,956,109
Long-term capital gains..............................           --     2,894,749
                                                        ----------   -----------
Total................................................   $7,402,590   $10,850,858
                                                        ==========   ===========

The tax character of distributions paid during the year ended February 28, 2003 were:

                                                                       Emerging
                                                         High Yield     Markets
                                                          Bond Fund    Debt Fund
--------------------------------------------------------------------------------
Ordinary income                                          $6,915,632   $7,802,401
                                                         ==========   ==========

Notes to Financial Statements

(continued)

9. Additional Information

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM subcontracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the subcontractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affliliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Funds' transfer agent is PFPC Inc., which is not affiliated with CAM.

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

High Yield Bond Fund

-------------------------------------------------------------------------------------------------------------------
                                                             2004(1)(2)   2003(2)   2002(2)   2001(2)    2000(2)(3)
                                                             ----------   -------   -------   -------    ----------
Net Asset Value, Beginning of Year .......................    $   6.21    $  6.10   $  6.44   $  7.60     $  8.60
                                                              --------    -------   -------   -------     -------
Income (Loss) From Operations:
   Net investment income .................................        0.57       0.57      0.59      0.78        0.80
   Net realized and unrealized gain (loss) ...............        0.85       0.06     (0.46)    (0.94)      (1.11)
                                                              --------    -------   -------   -------     -------
Total Income (Loss) From Operations ......................        1.42       0.63      0.13     (0.16)      (0.31)
                                                              --------    -------   -------   -------     -------
Less Distributions From:
   Net investment income .................................       (0.68)     (0.52)    (0.47)    (1.00)      (0.69)
                                                              --------    -------   -------   -------     -------
Total Distributions ......................................       (0.68)     (0.52)    (0.47)    (1.00)      (0.69)
                                                              --------    -------   -------   -------     -------
Net Asset Value, End of Year .............................    $   6.95    $  6.21   $  6.10   $  6.44     $  7.60
                                                              ========    =======   =======   =======     =======
Total Return (4) .........................................        23.4%      10.5%      2.1%     (1.2)%      (3.7)%
Net Assets, End of Year (000s) ...........................    $119,322    $92,541   $66,330   $19,411     $51,415
Ratios to Average Net Assets:
   Expenses (5) ..........................................        0.55%      0.55%     0.55%     0.55%       0.55%
   Net investment income .................................        8.38       9.15      9.09     10.59        9.70
Portfolio Turnover Rate ..................................          79%        45%       59%       80%         39%
   Before waiver of management fee, expenses reimbursed
   by SBAM and credits earned from and fees waived
   by the custodian, net investment income per share
   and expense ratios would have been:
      Net investment income per share ....................    $   0.55    $  0.55   $  0.58   $  0.75     $  0.77
      Expense ratio ......................................        0.79%      0.75%     0.74%     0.96%       0.89%

----------
(1)  For the year ended February 29, 2004.

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the year ended February 29, 2000.

(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5) The ratio of expenses to average net assets will not exceed 0.55%, as a result of a voluntary expense limitation, which may be terminated at any time.

Financial Highlights

(continued)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Emerging Markets Debt Fund

-------------------------------------------------------------------------------------------------------------------
                                                             2004(1)(2)   2003(2)    2002(2)   2001(2)   2000(2)(3)
                                                             ----------   -------   --------   -------   ----------
Net Asset Value, Beginning of Year .......................    $  6.61     $  6.71   $   6.39   $  6.31    $  4.95
                                                              -------     -------   --------   -------    -------
Income From Operations:
   Net investment income (4) .............................       0.56        0.65       0.69      0.79       0.65
   Net realized and unrealized gain (4) ..................       1.02        0.10       0.20      0.01       1.32
                                                              -------     -------   --------   -------    -------
Total Income From Operations .............................       1.58        0.75       0.89      0.80       1.97
                                                              -------     -------   --------   -------    -------
Less Distributions From:
   Net investment income .................................      (0.75)      (0.85)     (0.57)    (0.72)     (0.61)
   Net realized gains ....................................      (1.17)         --         --        --         --
                                                              -------     -------   --------   -------    -------
Total Distributions ......................................      (1.92)      (0.85)     (0.57)    (0.72)     (0.61)
                                                              -------     -------   --------   -------    -------
Net Asset Value, End of Year .............................    $  6.27     $  6.61   $   6.71   $  6.39    $  6.31
                                                              =======     =======   ========   =======    =======
Total Return (5) .........................................       24.9%       12.1%      14.5%     13.4%      40.4%
Net Assets, End of Year (000s) ...........................    $40,829     $56,105   $105,691   $63,191    $62,429
Ratios to Average Net Assets:
   Expenses (6) ..........................................       0.75%       0.75%      0.75%     0.75%      0.75%
   Net investment income (4) .............................       8.07       10.10      10.64     12.44      11.12
Portfolio Turnover Rate ..................................        134%        178%       186%      266%       203%
   Before waiver of management fee, expenses reimbursed
   by SBAM and credits earned from and fees waived
   by the custodian, net investment income per share
   and expense ratios would have been:
      Net investment income per share ....................    $  0.53     $  0.64   $   0.68   $  0.78    $  0.63
      Expense ratio ......................................       1.13%       0.95%      0.92%     1.02%      1.02%

----------
(1)  For the year ended February 29, 2004.

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the year ended February 29, 2000.

(4) Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(5) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(6) The ratio of expenses to average net assets will not exceed 0.75%, as a result of a voluntary expense limitation, which may be terminated at any time.

Report of Independent Auditors

To the Board of Directors and Shareholders of Salomon Brothers Institutional Series Funds Inc

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the "Series") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
April 19, 2004

Tax Information

(unaudited)

For Federal tax purposes, the Company hereby designates for the fiscal year ended February 29, 2004:

     o For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 0.45% for the High Yield Bond Fund.

     o For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

     o Total long-term capital gain distributions paid of $2,894,749 for the Emerging Markets Debt Fund.

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Institutional Series Funds Inc ("Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company's transfer agent at 1-800-SALOMON.

                                                      Term of                                       Number of
                                                      Office*                                       Portfolios
                                                        and                                          in Fund
                                                       Length                                        Complex           Other
                                   Position(s) Held   of Time       Principal Occupation(s)          Overseen    Board Memberships
Name, Address and Age                with Company      Served       During Past Five Years         by Director    Held by Director
--------------------------------   ----------------   -------   --------------------------------   -----------   -----------------
Non-Interested Directors:
Carol L. Colman                        Director        Since    President, Colman                       35              None
Colman Consulting Co.                                   1996    Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin                       Director        Since    Associate General Counsel,              32              None
Pfizer Inc.                                             1996    Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

Leslie H. Gelb                         Director        Since    President Emeritus and Senior           32       Director of 2
The Council on Foreign Relations                        2002    Board Fellow, The Council on                     registered
58 East 68th Street                                             Foreign Relations; formerly,                     investment
New York, NY 10021                                              Columnist, Deputy Editorial                      companies advised
Age 66                                                          Page Editor, Op-Ed Page, The                     by Advantage
                                                                New York Times                                   Advisers, Inc.
                                                                                                                 ("Advantage")

William R. Hutchinson                  Director        Since    President, W.R. Hutchinson &            42       Director,
535 N. Michigan                                         2003    Associates, Inc. formerly                        Associated
Suite 1012                                                      Group Vice President,                            Banc-Corp.
Chicago, IL 60611                                               Mergers and Acquisitions, BP
Age 61                                                          p.l.c.

Riordan Roett                          Director        Since    Professor and Director, Latin           32       Director,
The Johns Hopkins University                            2002    American Studies Program, Paul                   The Latin
1740 Massachusetts Ave., NW                                     H. Nitze School of Advanced                      America Equity
Washington, DC 20036                                            International Studies, The Johns                 Fund, Inc.
Age 66                                                          Hopkins University

Jeswald W. Salacuse                    Director        Since    Henry J. Braker Professor of            32       Director of 2
Tufts University -- The Fletcher                        2002    Commercial Law and formerly                      registered
   School of Law & Diplomacy                                    Dean, The Fletcher School of                     investment
160 Packard Avenue                                              Law & Diplomacy, Tufts                           companies advised
Medford, MA 01255                                               University                                       by Advantage
Age 66

Additional Information

                                                      Term of                                       Number of
                                                      Office*                                       Portfolios
                                                        and                                          in Fund
                                                       Length                                        Complex           Other
                                   Position(s) Held   of Time       Principal Occupation(s)          Overseen    Board Memberships
Name, Address and Age                with Company      Served       During Past Five Years         by Director    Held by Director
--------------------------------   ----------------   -------   --------------------------------   -----------   -----------------
Interested Director:
R. Jay Gerken, CFA**               Chairman,           Since    Managing Director of Citigroup         221             None
Citigroup Asset Management         President and        2002    Global Markets Inc. ("CGM");
("CAM")                            Chief Executive              Chairman, President and Chief
399 Park Avenue, 4th Floor         Officer                      Executive Officer of Smith
New York, NY 10022                                              Barney Fund Managment LLC
Age 52                                                          ("SBFM"), Travelers Invesment
                                                                Adviser, Inc. ("TIA") and Citi
                                                                Fund Management Inc. ("CFM");
                                                                President and Chief Executive
                                                                Officer of certain mutual funds
                                                                associated with Citigroup Inc.
                                                                ("Citigroup"); Formerly,
                                                                Portfolio Manager of Smith
                                                                Barney Allocation Series Inc.
                                                                (from 1996 to 2001) and Smith
                                                                Barney Growth and Income Fund
                                                                (from 1996 to 2000)

Officers:
Andrew B. Shoup                    Treasurer           Since    Director of CAM; Senior Vice           N/A              N/A
CAM                                                     2004    President and Chief
125 Broad Street, 11th Floor                                    Administrative Officer of mutual
New York, NY 10004                 Senior Vice         Since    funds associated with Citigroup;
Age 47                             President and        2003    Treasurer of certain mutual
                                   Chief                        funds associated with Citigroup;
                                   Administrative               Head of International Funds
                                   Officer                      Administration of CAM (from 2001
                                                                to 2003); Director of Global
                                                                Funds Administration of CAM
                                                                (from 2000 to 2001); Head of
                                                                U.S. Citibank Funds
                                                                Administration of CAM (from 1998
                                                                to 2000)

James E. Craige, CFA               Executive Vice      Since     Managing Director of SBAM             N/A              N/A
CAM                                President            1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

Thomas K. Flanagan, CFA            Executive Vice      Since    Managing Director of SBAM              N/A              N/A
CAM                                President            1995    (since 1999); Director of SBAM
399 Park Avenue, 4th Floor                                      and CGM (from 1991 to 1999)
New York, NY 10022
Age 50

Kevin Kennedy                      Executive Vice      Since    Managing Director of SBAM              N/A              N/A
CAM                                President            1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Additional Information

                                                  Term of                                       Number of
                                                  Office*                                       Portfolios
                                                    and                                          in Fund
                                                   Length                                        Complex           Other
                               Position(s) Held   of Time        Principal Occupation(s)         Overseen    Board Memberships
Name, Address and Age            with Company      Served         During Past Five Years       by Director    Held by Director
---------------------          ----------------   -------   --------------------------------   -----------   -----------------
Beth A. Semmel, CFA            Executive Vice      Since    Managing Director of SBAM              N/A              N/A
CAM                            President            1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA            Executive Vice      Since    Managing Director of SBAM              N/A              N/A
CAM                            President            1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

Andrew Beagley                 Vice President      Since    Director of CGM (since 2000);          N/A              N/A
CAM                            and Chief            2002    Director of Compliance, North
399 Park Avenue, 4th Floor     Anti-Money                   America, CAM (since 2000); Chief
New York, NY 10022             Laundering                   Anti-Money Laundering Compliance
Age 40                         Compliance                   Officer and Vice President of
                               Officer                      certain mutual funds associated
                                                            with Citigroup; Director of
                                                            Compliance, Europe, the Middle
                                                            East and Africa, CAM (from 1999
                                                            to 2000); Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith Barney
                                                            Global Capital Management Inc.,
                                                            Salomon Brothers Asset
                                                            Management Asia Pacific Limited
                                                            (from 1997 to 1999)

Frances M. Guggino             Controller          Since    Vice President of CGM;                 N/A              N/A
CAM                                                 2002    Controller of certain mutual
125 Broad Street, 10th Floor                                funds associated with Citigroup
New York, NY 10004
Age 45

Robert I. Frenkel              Secretary and       Since    Managing Director and General          N/A              N/A
CAM                            Chief Legal          2003    Counsel of Global Mutual Funds
300 First Stamford Place       Officer                      for CAM and its predecessor
4th Floor                                                   (since 1994); Secretary of CFM;
Stamford, CT 06902                                          Secretary and Chief Legal
Age 48                                                      Officer of mutual funds
                                                            associated with Citigroup

----------
* Directors are elected until the Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

** Mr. Gerken is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers Institutional Series Funds Inc

DIRECTORS

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R.Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

OFFICERS
R.Jay Gerken, CFA
     Chairman, President and
     Chief Executive Officer
Andrew B.Shoup
     Senior Vice President,
     Chief Administrative Officer
     and Treasurer
James E. Craige, CFA
     Executive Vice President
Thomas K. Flanagan, CFA
     Executive Vice President
Kevin Kennedy
     Executive Vice President
Beth A. Semmel, CFA
     Executive Vice President
Peter J. Wilby, CFA
     Executive Vice President
Andrew Beagley
     Vice President and Chief
     Anti-Money Laundering
     Compliance Officer
Frances M. Guggino
     Controller
Robert I. Frenkel
     Secretary and
     Chief Legal Officer

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     399 Park Avenue
     New York, New York 10022

TELEPHONE
     1-800-SALOMON, Toll Free

DISTRIBUTOR
     Citigroup Global Markets Inc.

CUSTODIAN
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
     PFPC Inc.
     P.O. Box 9764
     Providence, RI 02940-9764

LEGAL COUNSEL
     Simpson Thacher & Bartlett LLP
     425 Lexington Avenue
     New York, New York 10017-3909

INDEPENDENT AUDITORS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Salomon Brothers Institutional Series Funds Inc

High Yield Bond Fund

Emerging Markets Debt Fund

The Funds are separate investment funds of the Salomon Brothers Institutional Series Funds Inc, a Maryland corporation.

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

SALOMON BROTHERS ASSET MANAGEMENT
399 Park Avenue
New York, New York 10022
www.sbam.com                                                    ----------------
                                                                SALOMON
'c'2004 Citigroup Global Markets Inc.                           ----------------
Member NASD, SIPC                                               BROTHERS
                                                                ----------------
INSTANN 2/04 04-6460                                            Asset Management

ITEM 2. CODE OF ETHICS.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated
     Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees for Salomon Brothers Institutional Series Funds Inc were $70,000 and $73,000 for the years ended 2/29/04 and 2/28/03, respectively.

    (b) Audit-Related Fees for Salomon Brothers Institutional Series Funds Inc were $0 and $4,000 for the years ended 2/29/04 and 2/28/03, respectively. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Supplementary Articles.

          In addition, there were no Audit-Related Fees billed in the years ended 2/29/04 and 2/28/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Institutional Series Funds Inc ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

     (c) Tax Fees for Salomon Brothers Institutional Series Funds Inc were $7,700 and $7,100 for the years ended 2/29/04 and 2/28/03, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Institutional Series Funds Inc.

          There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

     (d) There were no All Other Fees for Salomon Brothers Institutional Series Funds Inc for the years ended 2/29/04 and 2/28/03.

          All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to

          Salomon Brothers Institutional Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

     (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

          The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

          The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
          (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
          (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (2)


     (f)  N/A

     (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Institutional Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Institutional Series Funds Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

     (h) Yes. The Salomon Brothers Institutional Series Funds Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Institutional Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a)  Code of Ethics attached hereto.

     Exhibit 99.CODE ETH

     (b)  Attached hereto.

     Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

     Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Institutional Series Funds Inc


By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2004


By: /s/ Andrew B. Shoup
    Andrew B. Shoup
    Chief Administrative Officer of
    Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2004